SCHEDULE OF INCOME TAX EXPENSE BENEFIT (Tables)	12 Months Ended
Dec. 31, 2015
SCHEDULE OF INCOME TAX EXPENSE BENEFIT (Tables):
SCHEDULE OF COMPONENTS OF NET DEFERRED TAX ASSET, INCLUDING A VALUATION ALLOWANCE

Components of net deferred tax asset, including a valuation allowance, are as follows at December 31, 2015 and 2014:

	2015	2014
Deferred tax asset:
Net operating loss carryforward	$ 41,125	$ 2,314
Total deferred tax asset	41,125	2,314
Less: Valuation allowance	(41,125)	(2,314)
Net deferred tax asset	$ -	$ -

SCHEDULE OF RECONCILIATION BETWEEN STATUTORY RATE AND THE EFFECTIVE TAX RATE FOR BOTH PERIODS AND AS OF SEPTEMBER 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

Reconciliation between statutory rate and the effective tax rate for both periods and as of December 31, 2015   and December 31, 2014:

Federal statutory rate	(35.0)%
State taxes, net of federal benefit	(0.00)%
Change in valuation allowance	35.0%
Effective tax rate	0.0%